UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 15, 2016

FRED'S, INC.
(Exact name of registrant as specified in its charter)

TENNESSEE	62-0634010
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Commission file number 001-14565

4300 New Getwell Road Memphis, Tennessee 38118
(Address of Principal Executive Offices)

(901) 365-8880
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 15, 2016, Fred’s, Inc. (the “Company”) held its 2016 Annual Meeting of Shareholders at which the Company’s shareholders considered and voted on the following three proposals: (1) the election of Directors for a one-year term, (2) the ratification of the election of BDO USA, LLP as our registered public accounting firm, (3) the approval of an amendment to the Long-Term Incentive Plan, and (3) the approval, on a advisory basis, of the Company’s executive compensation.

At the close of business on April 29, 2016, the record date, the Company had 37,246,917 shares of common stock issued and outstanding.  There were 35,481,059 shares represented in person or by proxy at the Annual Meeting, which comprise a majority of the issued and outstanding shares of common stock as of the record date.

The final results of the vote on the three shareholder proposals are as follows:

Proposal 1. Election of the Directors

At the Annual Meeting of the Shareholders of Fred’s, Inc., held on June 15, 2016, Michael J. Hayes, John R. Eisenman, Thomas H. Tashjian, B. Mary McNabb, Michael T. McMillan, Steven R. Fitzpatrick, and Jerry A. Shore were elected as directors of the Company by vote of the shareholders.  The results of the voting were as follows:

Election of Directors:	For	Withheld
Michael J. Hayes	32,889,451	563,977
John R. Eisenman	31,928,675	1,524,753
Thomas H. Tashjian	32,819,672	633,756
B. Mary McNabb	32,690,507	762,921
Michael T. McMillan	32,766,883	686,545
Jerry A. Shore	32,900,847	552,581
Steven R. Fitzpatrick	30,718,985	2,734,443

There were no abstentions and 2,027,631 broker non-votes with respect to this proposal.

Proposal 2.  Approve Selection of Independent Registered Public Accounting Firm

The shareholders voted to ratify the appointment of BDO USA, LLP as our registered public accounting firm for the fiscal year ending January 28, 2017.  The results of the voting were as follows:

For	Against	Abstain
35,287,112	179,630	14,317

There were no broker non-votes with respect to this proposal.

Proposal 3. Advisory vote on Executive Compensation

The shareholders voted to approve the amendment to the 2012 Long-Term Incentive Plan to add 1,000,000 shares of stock to the plan.  The results of the voting were as follows:

For	Against	Abstain
31,642,520	1,645,644	165,264

There were 2,027,631 broker non-votes with respect to this proposal.

Proposal 4. Advisory vote on Executive Compensation

The shareholders voted to approve, on a nonbinding, advisory basis, the compensation of our executive officers.  The results of the voting were as follows:

For	Against	Abstain
33,329,143	100,562	23,722

There were 2,027,631 broker non-votes with respect to this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 21, 2016	FRED’S, Inc.
(Registrant)

/s/ Rick J. Hans
Rick J. Hans
Chief Financial Officer